                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder 21st Century Growth Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestment of dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder 21st Century Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	15.96%	44.55%	-15.03%	-.59%	2.78%
Class B	15.51%	43.40%	-15.72%	-1.37%	2.00%
Class C	15.49%	43.46%	-15.69%	-1.34%	2.01%
Russell 2000 Growth Index+	21.81%	60.71%	-2.90%	1.01%	3.19%

Scudder 21st Century Growth Fund	6-Month++	1-Year	Life of Class**
Class I	16.23%	45.45%	-6.96%
Russell 2000 Growth Index+	21.81%	60.71%	7.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.
++ Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/04	$ 13.66	$ 13.26	$ 13.27	$ 13.89
7/31/03	$ 11.78	$ 11.48	$ 11.49	$ 11.95

Class A Lipper Rankings - Small-Cap Growth Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	385	of	482	80
3-Year	374	of	396	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder 21st Century Growth Fund - Class A [] Russell 2000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*	Life of Class**
Class A	Growth of $10,000	$13,624	$5,781	$9,149	$11,544	-
	Average annual total return	36.24%	-16.70%	-1.76%	1.96%	-
Class B	Growth of $10,000	$14,040	$5,868	$9,248	$11,576	-
	Average annual total return	40.40%	-16.28%	-1.55%	2.00%	-
Class C	Growth of $10,000	$14,202	$5,934	$9,252	$11,473	-
	Average annual total return	42.02%	-15.97%	-1.54%	1.88%	-
Class I	Growth of $10,000	$14,545	-	-	-	$8,558
	Average annual total return	45.45%	-	-	-	-6.96%
Russell 2000 Growth Index+	Growth of $10,000	$16,071	$9,156	$10,513	$12,593	$11,582
	Average annual total return	60.71%	-2.90%	1.01%	3.19%	7.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
** Class I shares commenced operations on December 3, 2001. Index returns begin November 30, 2001.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 3-, 5- and life of fund periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder 21st Century Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04
Scudder 21st Century Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	16.08%	45.01%	-14.80%	-.34%	3.04%
Class AARP	16.13%	44.91%	-14.78%	-.31%	3.06%
Russell 2000 Growth Index+	21.81%	60.71%	-2.90%	1.01%	3.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 13.82	$ 13.79
7/31/03	$ 11.90	$ 11.88

Class S Lipper Rankings - Small-Cap Growth Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	379	of	482	79
3-Year	373	of	396	94
5-Year	212	of	261	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder 21st Century Growth Fund - Class S [] Russell 2000 Growth Index+

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$14,501	$6,184	$9,830	$12,476
	Average annual total return	45.01%	-14.80%	-.34%	3.04%
Class AARP	Growth of $10,000	$14,491	$6,190	$9,844	$12,494
	Average annual total return	44.91%	-14.78%	-.31%	3.06%
Russell 2000 Growth Index+	Growth of $10,000	$16,071	$9,156	$10,513	$12,593
	Average annual total return	60.71%	-2.90%	1.01%	3.19%

The growth of $10,000 is cumulative.
* The Fund commenced operations on September 9, 1996. Index returns begin September 30, 1996.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Audrey Jones and Co-Managers Sam Dedio and Doris Klug discuss Scudder 21st Century Growth Fund's performance, strategy and the market environment during the six-month period ended January 31, 2004.

Q: How did small-cap growth stocks perform during the fund's reporting period?

A: The US stock market moved higher during the six months ended January 31, 2004, building on its gains of the first half of 2003. Stocks were propelled by a uniquely positive combination of factors: stronger economic growth, improving corporate earnings and supportive government policies, such as continued low interest rates, lower taxes and increased spending. Virtually all areas of the market delivered strong returns in this environment, but small-cap growth stocks performed particularly well. In general, the asset class has performed best historically when the stock market is recovering from an extended period of poor returns and/or when economic growth is showing significant improvement. Both were the case during the fund's reporting period.

This favorable backdrop is reflected in the returns of small-cap growth stocks in relation to other areas of the market. For the six- and 12-month periods ended January 31, 2004, the Russell 2000 Growth Index produced returns of 21.81% and 60.71%, respectively. In comparison, the Russell 1000 Index - which measures the 1,000 largest companies in the US stock market and encompasses both value and growth - returned 15.52% and 35.65%, respectively, over the same time periods.1

1 The Russell 1000 Index is an unmanaged index that measures the performance of 1,000 large-company stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: How would you describe your investment process?

A: We seek to construct the portfolio one stock at a time based on our individual company research. The first step in our research process is to use a screen to eliminate stocks typically within the Russell 2000 Growth Index that do not meet our strict criteria regarding growth characteristics, earnings quality and valuation. Next, our large team of analysts conducts a rigorous examination of the stocks that survive the screen. Fundamental analysis is extremely important in the small-cap arena, since not all of the companies are heavily followed by the investment community. This means that opportunities can be unearthed by those who do their homework. In general, we strive to own industry leaders and companies that may not be leaders but that are gaining market share.2

2 Market share refers to a company's sales in relation to the industry as a whole. A company that has $250 million of sales in a $1 billion market, for example, is said to have a market share of 25%.

Our investment process also encompasses the management of the fund's existing portfolio of stocks. Each time we purchase a stock, we set a target price. We will generally sell the fund's position when this target is reached. However, before we sell, we conduct a fresh analysis of the stock to determine if we should increase our target price to account for continued positive change in the company's business. The goal of this intensive process is not to hit quick "home runs," but to own stocks that can emerge as winners over a 12- to 24-month period.

Q: How did this approach work during the six-month period?

A: The fund delivered a positive absolute total return for the six months ended January 31, 2004, returning 15.96% (Class A shares unadjusted for maximum sales charge and would have been lower if sales charges had been included). Past performance is no guarantee of future results. However, it underperformed the 21.81% return of its benchmark, the Russell 2000 Growth Index, and the 20.74% average return of the 496 funds in Lipper's Small-Cap Growth Funds category.3 (Please see pages 3 through 7 for performance of other share classes and more complete performance information.)

3 The Lipper Small-Cap Growth Funds category is a group of mutual funds that primarily invests in small-cap stocks with greater-than-average growth orientation compared with the overall market. It is not possible to invest directly in an index or category.

Q: What factors caused the fund to underperform?

A: The primary reason for its underperformance was stock selection in the health care and industrials sectors. Within the health care industry, the fund was hurt by our decisions with respect to the health care equipment subsector. Not only was our selection within the group weak, but also the fund was underweight in equipment, which performed better than the health care sector as a whole.4 At the same time, the fund held a corresponding overweight in pharmaceuticals and biotechnology companies, both of which underperformed the broader health care sector. Three of the fund's bottom-five negative contributors - Exact Sciences Corp., Genta Inc. and SurModics Inc. - are health care companies. We have since sold the fund's positions in Genta and SurModics, but continue to hold Exact Sciences. The company has developed a diagnostic test for the detection of colon cancer. Although the test has been adopted at a slow pace, we believe it will be successful on a long-term basis.

4 "Underweight" means a fund holds a lower weighting than the benchmark. "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index.
Bottom Five Contributors to Performance 7/31/03 to 1/31/04
Company
SurModics Inc.	Health Care
EXACT Sciences Corp.	Health Care
LaBranche & Co.	Financial Services
Identix, Inc.	Electronic Equipment
Genta Inc.	Health Care

Source: Deutsche Asset Management

Looking beyond stock selection, fund performance was also hurt by trends in the broader market. During the reporting period, areas that outperformed included stocks of companies with no earnings, the smallest companies in the market and stocks that sell for less than $5 per share. We tend to avoid all of these areas, based on our belief that fundamentally sound companies will provide the best long-term performance. However, during the six-month reporting period, this approach did not work in the fund's favor.

Q: What decisions helped the fund's performance?

A: The fund benefited from the strong performance of our stock picks in the technology and consumer discretionary sectors. Topping the list of contributors was Vishay Intertechnology, Inc., which makes components for computer motherboards, telecom equipment and cell phones. The fund bought shares in the company early in 2003 after it posted a quarterly loss. At the time, we thought investors were placing too much emphasis on Vishay's near-term results and failed to account for the improvement in both the company's underlying business and the US economy. Vishay reported consistently better quarterly results in 2003, and its stock rose 75% from our initial purchase through the end of the reporting period.

Top Five Contributors to Performance 7/31/03 to 1/31/04
Company
Vishay Intertechnology	Electronic Equipment
Keystone Automotive	Auto Components
Interwoven, Inc.	Software
Varian Semiconductor	Semiconductors
Adaptec	Communications Equipment

Source: Deutsche Asset Management

In the consumer discretionary sector, the fund benefited from a position in Keystone Automotive Industries, Inc., which sells aftermarket auto parts to collision repair shops. The fund bought the stock at roughly $19 per share, and it closed the period at more than $28 after a nice gain in January. The company has executed well, reporting record sales in the fourth calendar quarter and year-over-year earnings growth of 25%.

Q: How would you describe the fund's overall positioning?

A: Our search for companies with the most attractive growth characteristics was reflected in the fund's industry weightings. Its holdings tended to be concentrated in the technology, health care, financials and consumer discretionary sectors. As of January 31, 2004, 78% of the fund's assets was invested in these areas. The largest individual sector weighting was in technology, at 34% of assets. This was higher than its 29% weighting six months ago, reflecting both an increase in the value of the fund's investments and our decision to add to individual holdings in the sector. Within technology, the fund was overweight in hardware and semiconductors (computer chips) and underweight in software and services.

Q: Are you still finding investment opportunities even after the rally of the past year?

A: Yes. One benefit of investing in small caps is the ability to select from a wide range of companies and put our strong research capabilities to work. However, during the past year, fundamental research wasn't necessarily rewarded as the "rising tide lifted all boats," most notably lower-quality companies. We believe this is often the case when the market is emerging from a long downturn, but such periods are not common when market history is viewed from a longer-term perspective. As a result, we believe that the inevitable return to a more rational market environment will differentiate those investors who focus on individual stock selection and undertake thorough fundamental analysis. As part of our analysis, we look for a strong balance sheet, high earnings quality, self-funding operations, a management team that has a history of solid execution and top-line revenue growth. Although the fund's relative performance was not strong when viewed within the short, six-month time frame, we are confident in the long-term potential of our investment approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03

Information Technology	36%	30%
Health Care	20%	19%
Consumer Discretionary	16%	11%
Financials	10%	16%
Industrials	8%	13%
Energy	4%	6%
Consumer Staples	4%	4%
Materials	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (29.4% of Portfolio)
1. Vishay Intertechnology, Inc. Manufacturer of electronic components	4.2%
2. NetIQ Corp. Provider of performance and availability management software	3.3%
3. Interwoven, Inc. Provides enterprise content management software	3.2%
4. Martek Biosciences Corp. Developer of biotechnology products	3.0%
5. United Natural Foods, Inc. Distributor of natural foods and related products	2.9%
6. Applied Micro Circuits Corp. Manufacturers and develops silicon solutions for the world's communication infrastructure	2.7%
7. Keystone Automotive Industries, Inc. Distributor of aftermarket collision replacement parts for automobiles and light trucks	2.6%
8. Adaptec, Inc. Manufacturer of computer data flow systems	2.6%
9. Connetics Corp. Producer of pharmaceuticals	2.5%
10. AMIS Holdings, Inc. Designs and manufactures custom specific integrated mixed signal semiconductor products	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources page for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 96.1%
Consumer Discretionary 15.4%
Auto Components 2.6%
Keystone Automotive Industries, Inc.*	155,900	4,483,684
Automobiles 1.5%
Thor Industries, Inc.*	88,800	2,664,000
Hotels Restaurants & Leisure 5.2%
Multimedia Games, Inc.*	39,500	1,687,440
Panera Bread Co. "A"*	59,000	2,404,250
RARE Hospitality International, Inc.*	71,900	1,857,177
Shuffle Master, Inc.*	88,200	3,000,564
		8,949,431
Specialty Retail 5.1%
Cost Plus, Inc.*	64,000	2,776,320
Hancock Fabrics, Inc.	142,500	2,411,100
Jos. A. Bank Clothiers, Inc.*	82,300	3,612,147
		8,799,567
Textiles, Apparel & Luxury Goods 1.0%
Gildan Activewear, Inc. "A"*	56,800	1,693,776
Consumer Staples 4.3%
Food & Drug Retailing
Performance Food Group Co.*	74,700	2,341,098
United Natural Foods, Inc.*	127,500	5,078,325
		7,419,423
Energy 4.4%
Energy Equipment & Services 3.2%
FMC Technologies, Inc.*	98,500	2,424,085
Unit Corp.*	126,700	3,145,961
		5,570,046
Oil & Gas 1.2%
Western Gas Resources, Inc.*	45,100	2,092,640
Financials 10.1%
Diversified Financial Services 9.1%
Affiliated Managers Group, Inc.*	43,700	3,705,760
Jefferies Group, Inc.*	98,600	3,740,884
LaBranche & Co., Inc.	129,100	1,288,418
National Financial Partners Corp.	58,600	1,944,934
Piper Jaffray Companies, Inc.*	56,000	2,629,200
The First Marblehead Corp.*	77,500	2,372,275
		15,681,471
Insurance 1.0%
Triad Guaranty, Inc.*	33,400	1,733,460
Health Care 18.8%
Biotechnology 10.2%
Connetics Corp.*	199,600	4,393,196
Digene Corp.*	76,300	3,185,525
Exact Sciences Corp.*	275,700	2,175,273
Martek Biosciences Corp.*	78,900	5,117,454
Neurocrine Biosciences, Inc.*	49,200	2,784,228
		17,655,676
Health Care Equipment & Supplies 5.4%
ICU Medical, Inc.*	93,900	3,540,030
Integra LifeSciences Holdings Corp.*	48,500	1,577,705
Ocular Sciences, Inc.*	58,600	1,791,988
PSS World Medical, Inc.*	182,400	2,301,888
		9,211,611
Health Care Providers & Services 0.9%
Apria Healthcare Group, Inc.*	51,700	1,574,265
Pharmaceuticals 2.3%
NPS Pharmaceuticals, Inc.*	114,200	3,941,042
Industrials 7.3%
Airlines 2.5%
Frontier Airlines, Inc.*	57,100	563,006
SkyWest, Inc.	197,300	3,811,836
		4,374,842
Commercial Services & Supplies 2.0%
Bright Horizons Family Solutions, Inc.*	37,100	1,637,965
CoStar Group, Inc.*	42,800	1,770,636
		3,408,601
Electrical Equipment 0.9%
General Cable Corp.*	182,100	1,471,368
Road & Rail 1.0%
Heartland Express, Inc.	80,726	1,763,056
Transportation Infrastructure 0.9%
Overnite Corp.*	72,100	1,615,761
Information Technology 34.1%
Communications Equipment 4.3%
Adaptec, Inc.*	477,400	4,473,238
NetScreen Technologies, Inc.*	110,100	2,875,812
		7,349,050
Computers & Peripherals 3.4%
Mobility Electronics, Inc.*	344,200	2,337,118
Synaptics, Inc.*	192,100	3,617,243
		5,954,361
Electronic Equipment & Instruments 5.6%
Identix, Inc.*	435,961	2,319,312
Vishay Intertechnology, Inc.*	313,100	7,276,444
		9,595,756
Semiconductors & Semiconductor Equipment 11.5%
AMIS Holdings, Inc.*	213,100	4,132,009
Applied Micro Circuits Corp.*	646,500	4,700,055
ATMI, Inc.*	114,900	3,047,148
Exar Corp.*	87,400	1,767,228
Micrel, Inc.*	98,300	1,666,185
Semtech Corp.*	79,500	1,981,935
Varian Semiconductor Equipment Associates, Inc.*	53,100	2,588,094
		19,882,654
Software 9.3%
Interwoven, Inc.*	403,125	5,530,875
Macromedia, Inc.*	82,100	1,481,905
NetIQ Corp.*	429,200	5,721,236
Universal Technical Institute, Inc.*	106,600	3,421,860
		16,155,876
Materials 1.7%
Chemicals 0.7%
Compass Minerals International, Inc.*	77,900	1,207,450
Containers & Packaging 1.0%
Packaging Corp. of America	77,800	1,683,592
Total Common Stocks (Cost $134,143,701)		165,932,459

Cash Equivalents 3.9%
Scudder Cash Management QP Trust 1.09% (b) (Cost $6,760,269)	6,760,269	6,760,269
Total Investment Portfolio - 100.0% (Cost $140,903,970) (a)		172,692,728

* Non-income producing security.
(a) The cost for federal income tax purposes was $140,937,427. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $31,755,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,681,776 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,926,475.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $134,143,701)	$ 165,932,459
Investment in Scudder Cash Management QP Trust (cost $6,760,269)	6,760,269
Total investments in securities, at value (cost $140,903,970)	172,692,728
Receivable for investments sold	74,335
Dividends receivable	2,365
Interest receivable	6,117
Receivable for Fund shares sold	151,655
Total assets	172,927,200
Liabilities
Payable for investments purchased	986,330
Payable for Fund shares redeemed	1,648,405
Accrued management fee	115,773
Other accrued expenses and payables	87,599
Total liabilities	2,838,107
Net assets, at value	$ 170,089,093
Net Assets
Net assets consist of: Accumulated net investment loss	$ (942,406)
Net unrealized appreciation (depreciation) on investments	31,788,758
Accumulated net realized gain (loss)	(234,181,658)
Paid-in capital	373,424,399
Net assets, at value	$ 170,089,093

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($25,561,299 / 1,871,605 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.66
Maximum offering price per share (100 / 94.25 of $13.66)	$ 14.49
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,385,961 / 481,724 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.26
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($6,309,813 / 475,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.27
Maximum offering price per share (100 / 99.00 of $13.27)	$ 13.40
Class I Net Asset Value, offering and redemption price per share ($2,840,717 / 204,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.89
Class AARP Net Asset Value, offering and redemption price (a) per share ($3,968,509 / 287,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.82
Class S Net Asset Value, offering and redemption price (a) per share ($125,022,794 / 9,063,610 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 123,166
Interest - Scudder Cash Management QP Trust	22,802
Total Income	145,968
Expenses: Management fee	623,829
Administrative fee	375,886
Distribution service fees	84,084
Trustees' fees and expenses	4,113
Other	529
Total expenses, before expense reductions	1,088,441
Expense reductions	(67)
Total expenses, after expense reductions	1,088,374
Net investment income (loss)	(942,406)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	14,193,645
Net unrealized appreciation (depreciation) during the period on investments	10,743,780
Net gain (loss) on investment transactions	24,937,425
Net increase (decrease) in net assets resulting from operations	$ 23,995,019

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ (942,406)	$ (1,685,111)
Net realized gain (loss) on investment transactions	14,193,645	(46,296,786)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,743,780	65,234,012
Net increase (decrease) in net assets resulting from operations	23,995,019	17,252,115
Fund share transactions: Proceeds from shares sold	33,787,237	58,594,008
Cost of shares redeemed	(40,503,575)	(96,070,079)
Redemption fees	5,915	10,091
Net increase (decrease) in net assets from Fund share transactions	(6,710,423)	(37,465,980)
Increase (decrease) in net assets	17,284,596	(20,213,865)
Net assets at beginning of period	152,804,497	173,018,362
Net assets at end of period (including accumulated net investment loss of $942,406 at January 31, 2004)	$ 170,089,093	$ 152,804,497

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.46	$ 17.65	$ 27.24	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.13)	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.96	1.45	(7.01)	(8.19)	(1.77)
Total from investment operations	1.88	1.32	(7.19)	(8.39)	(1.83)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 13.66	$ 11.78	$ 10.46	$ 17.65	$ 27.24
Total Return (%)[d]	15.96**	12.62	(40.74)	(31.54)[e]	(6.30)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	19	21	25	2
Ratio of expenses before expense reductions (%)	1.48*	1.47	1.45	1.51[f]	2.10*
Ratio of expenses after expense reductions (%)	1.48*	1.47	1.45	1.46[f]	1.45*
Ratio of net investment income (loss) (%)	(1.30)*	(1.26)	(1.20)	(.99)	(.26)**
Portfolio turnover rate (%)	114*	92	83	111	135
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from May 1, 2000 (commencement of operations of Class A shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 10.28	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.20)	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.91	1.40	(6.91)	(8.15)	(1.76)
Total from investment operations	1.78	1.20	(7.20)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 13.26	$ 11.48	$ 10.28	$ 17.48	$ 27.19
Total Return (%)[d]	15.51**	11.67	(41.19)	(32.09)[e]	(6.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	5	6.69
Ratio of expenses before expense reductions (%)	2.26*	2.27	2.26	2.39[f]	3.19*
Ratio of expenses after expense reductions (%)	2.26*	2.27	2.26	2.25[f]	2.20*
Ratio of net investment income (loss) (%)	(2.08)*	(2.06)	(2.01)	(1.79)	(.45)**
Portfolio turnover rate (%)	114*	92	83	111	135
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from May 1, 2000 (commencement of operations of Class B shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 10.29	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.20)	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.91	1.40	(6.90)	(8.17)	(1.76)
Total from investment operations	1.78	1.20	(7.19)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.22)	-
Redemption fees	-***	-***	-***	.02	-
Net asset value, end of period	$ 13.27	$ 11.49	$ 10.29	$ 17.48	$ 27.19
Total Return (%)[d]	15.49**	11.66	(41.13)	(32.09)[e]	(6.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	4	6.34
Ratio of expenses before expense reductions (%)	2.25*	2.24	2.24	2.40[f]	3.66*
Ratio of expenses after expense reductions (%)	2.25*	2.24	2.24	2.25[f]	2.20*
Ratio of net investment income (loss) (%)	(2.07)*	(2.03)	(1.99)	(1.78)	(.45)**
Portfolio turnover rate (%)	114*	92	83	111	135
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from May 1, 2000 (commencement of operations of Class C shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total returns do not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended July 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 10.55	$ 16.23
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.98	1.47	(5.64)
Total from investment operations	1.94	1.40	(5.68)
Redemption fees	-***	-***	-***
Net asset value, end of period	$ 13.89	$ 11.95	$ 10.55
Total Return (%)	16.23**	13.27	(35.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3.02
Ratio of expenses (%)	.86*	.86	.86*
Ratio of net investment income (loss) (%)	(.68)*	(.65)	(.65)*
Portfolio turnover rate (%)	114*	92	83
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 3, 2001 (commencement of operations of Class I shares) to July 31, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.90	$ 10.54	$ 17.72	$ 28.93
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.10)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.99	1.46	(7.04)	(9.89)
Total from investment operations	1.92	1.36	(7.18)	(10.01)
Less distributions from: Net realized gain on investment transactions	-	-	-	(1.22)
Redemption fees	-***	-***	-***	.02
Net asset value, end of period	$ 13.82	$ 11.90	$ 10.54	$ 17.72
Total Return (%)	16.13d**	12.90	(40.52)	(35.32)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3	5
Ratio of expenses (%)	1.21*	1.21	1.21	1.19*
Ratio of net investment income (loss) (%)	(1.03)*	(1.00)	(.96)	(.75)*
Portfolio turnover rate (%)	114*	92	83	111
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.88	$ 10.52	$ 17.71	$ 27.25	$ 18.48	$ 10.15	$ 13.11
Income (loss) from investment operations:
Net investment income (loss)[d]	(.07)	(.10)	(.14)	(.17)	(.31)	(.19)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.98	1.46	(7.05)	(8.17)	9.87	8.51	(2.78)
Total from investment operations	1.91	1.36	(7.19)	(8.34)	9.56	8.32	(2.97)
Less distributions from:
Net realized gain on investment transactions	-	-	-	(1.22)	(.82)	-	-
Redemption fees	-***	-***	-***	.02	.03	.01	.01
Net asset value, end of period	$ 13.79	$ 11.88	$ 10.52	$ 17.71	$ 27.25	$ 18.48	$ 10.15
Total Return (%)	16.08f**	12.93	(40.60)	(31.37)[e]	51.52[e]	82.07e,f**	(22.58)[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	117	140	277	352	72	27
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.21	1.36[g]	1.74[h]	2.22*	2.17
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.21	1.21[g]	1.55[h]	1.75*	1.75
Ratio of net investment income (loss) (%)	(1.03)*	(1.00)	(.96)	(.76)	(1.10)	(1.42)*	(1.38)
Portfolio turnover rate (%)	114*	92	83	111	135	148*	120
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed its fiscal year end from August 31 to July 31.
[c] For the year ended August 31.
[d] Based on average shares outstanding during the period.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.35% and 1.20%, respectively.
[h] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.51%, respectively.
* Annualized ** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $213,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000), July 31, 2010 ($131,413,000) and July 31, 2011 ($49,029,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $35,246,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $90,718,699 and $100,770,858, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500%, 0.10%, 0.45% and 0.45% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the costs of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, organizational and offering expenses, extraordinary expenses, taxes, brokerage and interest).

For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$ 51,392	$ 10,385
Class B	15,983	2,860
Class C	14,589	2,579
Class I	1,428	241
Class AARP	7,193	1,558
Class S	285,301	48,360
	$ 375,886	$ 65,983

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 22,602	$ 4,139
Class C	21,883	3,984
	$ 44,485	$ 8,123

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 25,966	$ 4,539.24%
Class B	6,630	1,267.22%
Class C	7,003	1,225.24%
	$ 39,599	$ 7,031

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2004, aggregated $364. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended January 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $10,041 and $35, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $67 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	801,705	$ 10,262,894	1,539,935	$ 15,707,417
Class B	66,358	826,317	157,429	1,566,287
Class C	96,888	1,192,704	215,652	2,165,336
Class I	12,952	160,369	333,891	3,409,978
Class AARP	84,577	1,121,982	48,223	518,148
Class S	1,609,461	20,222,971	3,411,766	35,226,842
		$ 33,787,237		$ 58,594,008
Shares redeemed
Class A	(558,063)	$ (7,055,581)	(1,913,972)	$ (20,097,798)
Class B	(78,046)	(950,376)	(173,738)	(1,702,425)
Class C	(81,771)	(1,022,919)	(142,652)	(1,416,743)
Class I	(38,228)	(500,000)	(106,057)	(1,015,641)
Class AARP	(26,407)	(337,673)	(56,798)	(576,878)
Class S	(2,409,678)	(30,637,026)	(6,880,509)	(71,260,594)
		$ (40,503,575)		$ (96,070,079)
Redemption fees		$ 5,915		$ 10,091
Net increase (decrease)
Class A	243,642	$ 3,207,313	(374,037)	$ (4,390,381)
Class B	(11,688)	(124,059)	(16,309)	(136,138)
Class C	15,117	169,785	73,000	748,593
Class I	(25,276)	(339,631)	227,834	2,394,337
Class AARP	58,170	785,288	(8,575)	(57,926)
Class S	(800,217)	(10,409,119)	(3,468,743)	(36,024,465)
		$ (6,710,423)		$ (37,465,980)

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SCNAX	SCNBX	SCNCX
CUSIP Number	811196-807	811196-872	811196-880
Fund Number	151	251	351

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SXXIX	SCTGX
Fund Number	150	050

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder 21st Century Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder 21st Century Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------